NOTC
PETER L. CHASEY, ESQ.
Nevada Bar No. 007650
CHASEY LAW OFFICES
3295 N. Fort Apache Road, Suite 110
Las Vegas, Nevada 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
email: peter@chaseylaw.com
Attorney for Petitioner
SMALL CAP COMPLIANCE, LLC

EIGHTH JUDICIAL DISTRICT COURT
CLARK COUNTY, NEVADA

In the Matter of GOLDEN TECH GROUP, LTD., a Nevada Corporation,	CASE NO.:	A-17-760862-C
	DEPT NO.:	XXVI

NOTICE OF ENTRY OF ORDER

PLEASE TAKE NOTICE that on the 16th day of October, 2017, the attached Order Appointing Custodian was entered in the above-captioned case.

Dated this 16th day of October, 2017.

CHASEY LAW OFFICES

Peter L. Chasey, Esq.
Nevada Bar No. 007650
3295 N. Fort Apache Rd., Ste. 110
Las Vegas, NV 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
Email: peter@chaseylaw.com
Attorney for Petitioner
SMALL CAP COMPLIANCE, LLC

CERTIFICATE OF SERVICE

I hereby certify that on the 16th day of October, 2017, I served a true and complete copy of the foregoing ***NOTICE OF ENTRY OF ORDER*** by placing a copy of the same in the United States Mail, postage fully prepaid addressed to the following:

Golden Tech Group, Ltd.
6595 Willingdon Avenue, Suite 1402
Burnaby, BC V5H 4E5, Canada

Golden Tech Group, Ltd.
No. 51 Guangtian Road Luotian
Songgang Town Bo'an
Shenzhen China

Pacific Stock Transfer
Attn: Danielle Case
6725 Via Austi Parkway, Suite 300
Las Vegas, NV 89119

Golden Tech Group, Ltd.
Room 711-712, 7F, Block A, Building 1,
Futong Ruishangju, Hangcheng Avenue,
Xixiang Street Bao'an District, Shenzhen City,
Guangdong Province, China 518126

Shannon Pemocky
AN EMPLOYEE OF CHASEY LAW OFFICES

Electronically Filed
10/16/2017 12:17 PM
Steven D. Grierson
CLERK OF THE COURT

ORDR
PETER L. CHASEY, ESQ.
Nevada Bar No. 007650
CHASEY LAW OFFICES
3295 N. Fort Apache Road, Suite 110
Las Vegas, Nevada 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
email: peter@chaseylaw.com
Attorney for Petitioner SMALL CAP COMPLIANCE, LLC

EIGHTH JUDICIAL DISTRICT COURT

CLARK COUNTY, NEVADA

In the Matter of GOLDEN TECH GROUP, LTD., a Nevada Corporation,	CASE NO.: A-17-760862-C DEPT NO.: XXVI **ORDER APPOINTING CUSTODIAN [NRS 78.347(1)(B)]**

THE COURT, having considered Petitioner, SMALL CAP COMPLIANCE, LLC's Application for Appointment of Custodian for GOLDEN TECH GROUP, LTD., proper notice having been given to the officers and directors of GOLDEN TECH GROUP, LTD. pursuant to NRS 78.750(2), no opposition having been received, and good cause appearing,

IT IS ORDERED, ADJUDGED AND DECREED that:

1. Petitioner SMALL CAP COMPLIANCE, LLC is hereby appointed custodian of GOLDEN TECH GROUP, LTD.

2. SMALL CAP COMPLIANCE, LLC is hereby authorized to take all reasonable and prudent actions on behalf of GOLDEN TECH GROUP, LTD. including but not limited to appointing interim officers and directors, negotiating and compromising debt, executing contracts and other

agreements, initiating litigation in the name of GOLDEN TECH GROUP, LTD. authorizing and issuing new shares of stock, and authorizing new classes of stock.

3. SMALL CAP COMPLIANCE, LLC shall reinstate GOLDEN TECH GROUP, LTD. with the Nevada Secretary of State.

4. SMALL CAP COMPLIANCE, LLC shall provide reasonable notice to all shareholders of record of a Special Meeting of the stockholders to be held within a reasonable time after this Order is entered.

5. SMALL CAP COMPLIANCE, LLC, as custodian of GOLDEN TECH GROUP, LTD. shall submit a report to this Court of the actions taken by the custodian every six (6) months while the custodianship remains active.

6. SMALL CAP COMPLIANCE, LLC shall file an amendment to the Articles of Incorporation for GOLDEN TECH GROUP, LTD. with the Nevada Secretary of State containing the following disclosures and statements:

(a) Disclosures of any previous criminal, administrative, civil or National Association of Securities Dealers, Inc., or Securities and Exchange Commission investigations, violations, or convictions concerning SMALL CAP COMPLIANCE, LLC, or its affiliates or subsidiaries.

(b) A statement that reasonable, but ultimately unsuccessful, attempts were made to contact the officers or directors of the corporation to request that GOLDEN TECH GROUP, LTD. comply with Chapter 78 of the Nevada Revised Statutes.

(c) A statement that as Custodian, SMALL CAP COMPLIANCE, LLC, is authorized to continue the business of GOLDEN TECH GROUP, LTD. for the benefit of the corporation and its shareholders.

(d) A statement that SMALL CAP COMPLIANCE, LLC will reinstate GOLDEN TECH GROUP, LTD.'s charter to do business in the State of Nevada.

(e) Any other information as may be required by regulations promulgated by the Nevada Secretary of State.

IT IS SO ORDERED.

Dated this 5th day of October, 2017.

DISTRICT COURT JUDGE

Respectfully Submitted by:

CHASEY LAW OFFICES

Peter L. Chasey, Esq.
Nevada Bar No. 007650
3295 N. Fort Apache Rd., Ste. 110
Las Vegas, NV 89129
(702) 233-0393
Attorney for Petitioner
SMALL CAP COMPLIANCE, LLC

Electronically Filed
2/27/2018 9:25 AM
Steven D. Grierson
CLERK OF THE COURT

0001

PETER L. CHASEY, ESQ.
Nevada Bar No. 007650
CHASEY LAW OFFICES
3295 N. Fort Apache Road, Suite 110
Las Vegas, Nevada 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
email: peter@chaseylaw.com
Attorney for Petitioner
SMALL CAP COMPLIANCE, LLC

EIGHTH JUDICIAL DISTRICT COURT
CLARK COUNTY, NEVADA

In the Matter of GOLDEN TECH GROUP, LTD., a Nevada Corporation, ______________________________	)))))	CASE NO.: A-17-760862-C DEPT NO.: XXVI

SMALL CAP COMPLIANCE, LLC'S MOTION TO TERMINATE CUSTODIANSHIP

Petitioner SMALL CAP COMPLIANCE, LLC, by and through its counsel of record, Chasey Law Offices, hereby moves this Court for an Order Terminating its Custodianship of GOLDEN TECH GROUP, LTD., a Nevada Corporation.

This motion is made and based upon the attached Memorandum of Points and Authorities, the pleadings and papers on file herein, and any oral argument this Court may request.

Dated this 26th day of February, 2018.

CHASEY LAW OFFICES

Peter L. Chasey, Esq.
Nevada Bar No. 007650
3295 N. Fort Apache Rd., Ste. 110
Las Vegas, NV 89129
Tel: (702) 233-0393 Fax: (702) 233-2107

NOTICE OF MOTION

TO: GOLDEN TECH GROUP, LTD., a Nevada Corporation,
TO: The Former Officers and Directors of GOLDEN TECH GROUP, LTD., and
TO: All other interested parties.

Please take notice that ***SMALL CAP COMPLIANCE, LLC'S MOTION TO TERMINATE CUSTODIANSHIP*** will come before this Court for hearing on the 03 day of April, 2018 at 9:00 a.m. or as soon thereafter as counsel may be heard, in Department XXVI in the above-referenced Court.

Dated this 26th day of February, 2018.

CHASEY LAW OFFICES

Peter L. Chasey, Esq.
Nevada Bar No. 007650
3295 N. Fort Apache Rd., Ste. 110
Las Vegas, NV 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
Attorneys for Petitioner
SMALL CAP COMPLIANCE, LLC

MEMORANDUM OF POINTS AND AUTHORITIES

I.

INTRODUCTION

On October 16, 2017, pursuant to NRS 78.347, this Court appointed Petitioner SMALL CAP COMPLIANCE, LLC as Custodian of GOLDEN TECH GROUP, LTD. Since then, SMALL CAP COMPLIANCE, LLC has reinstated the corporation with the Nevada Secretary of State, negotiated a business plan benefitting the corporation and its shareholders, and the shareholders have approved the plan.

Having performed its duties as Custodian, SMALL CAP COMPLIANCE, LLC now seeks to terminate the custodianship so the shareholders and elected management can guide the corporation moving forward.

II.

DUTIES AS CUSTODIAN HAVE BEEN COMPLETED

As Custodian for GOLDEN TECH GROUP, LTD., Petitioner SMALL CAP COMPLIANCE, LLC filed all papers and paid all fees and costs needed to reinstate the corporation to active status and good standing with the Nevada Secretary of State. *See* Nevada Secretary of State Information Page (Exhibit 1).

Following the Custodian's resourceful and successful efforts to negotiate resolution of a business plan that both resolved all corporate debt and brought a viable business model within the corporation, the Custodian gave notice to all shareholders to discuss the plan. *See* Letter to the Shareholders, Notice of Meeting, and Proxy Card (collectively attached as Exhibit 2). A quorum attended via proxy, approved the Custodian's rehabilitation plan, elected Robert Chin as the sole officer, approved the new change in authorized shares, and approved the name and symbol change for the corporation. *See* Shareholder Meeting Minutes (Exhibit 3). The shareholders also approved the new business model for the company.

III.

CONCLUSION

This Court appointed SMALL CAP COMPLIANCE, LLC to serve as Custodian for the revoked, inactive, and worthless Nevada corporation, GOLDEN TECH GROUP, LTD. As Custodian, SMALL CAP

COMPLIANCE, LLC restored GOLDEN TECH GROUP, LTD. and the shareholders, officers, and directors of the corporation now have the ability and opportunity to conduct valuable business operations.

Accordingly, SMALL CAP COMPLIANCE, LLC respectfully requests this Court terminate the Custodianship of GOLDEN TECH GROUP, LTD. and discharge SMALL CAP COMPLIANCE, LLC as Custodian. *See* Proposed Order Discharging Custodianship (Exhibit 4).

Dated this _____ day of February, 2018.

CHASEY LAW OFFICES

____

Peter L. Chasey, Esq.
Nevada Bar No. 007650
3295 N. Fort Apache Rd., Ste. 110
Las Vegas, NV 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
Email: peter@chaseylaw.com
Attorney for Petitioner
SMALL CAP COMPLIANCE, LLC

EXHIBIT 1

GOLDEN TECH GROUP, LTD.

Business Entity Information

Status:	Active	File Date:	12/17/1998
Type:	Domestic Corporation	Entity Number:	C29506-1998
Qualifying State:	NV	List of Officers Due:	12/31/2018
Managed By:		Expiration Date:	
NV Business ID:	NV19981408393	Business License Exp:	12/31/2018

Additional Information

Central Index Key:	0001009919

Registered Agent Information

Name:	INCSMART.BIZ, INC.	Address 1:	3609 HAMMERKOP DR
Address 2:		City:	NORTH LAS VEGAS
State:	NV	Zip Code:	89084
Phone:		Fax:	
Mailing Address 1:		Mailing Address 2:	
Mailing City:		Mailing State:	NV
Mailing Zip Code:			
Agent Type:	Commercial Registered Agent - Corporation		
Jurisdiction:	NEVADA	Status:	Active

Financial Information

No Par Share Count:	0	Capital Amount:	$ 50,000.00
Par Share Count:	500,000,000.00	Par Share Value:	$ 0.0001

− Officers

☐ Include Inactive Officers

Director - ROBERT CHIN

Address 1:	2964 LINCOLN HIGHWAY	Address 2:	
City:	SADSBURYVILLE	State:	PA
Zip Code:	19369	Country:	
Status:	Active	Email:	

President - ROBERT CHIN

Address 1:	2964 LINCOLN HIGHWAY	Address 2:	
City:	SADSBURYVILLE	State:	PA
Zip Code:	19369	Country:	
Status:	Active	Email:	

Secretary - ROBERT CHIN

Address 1:	2964 LINCOLN HIGHWAY	Address 2:	
City:	SADSBURYVILLE	State:	PA

Zip Code:	19369	Country:	
Status:	Active	Email:	

Treasurer - ROBERT CHIN

Address 1:	2964 LINCOLN HIGHWAY	Address 2:	
City:	SADSBURYVILLE	State:	PA
Zip Code:	19369	Country:	
Status:	Active	Email:	

Actions\Amendments

Action Type:	Articles of Incorporation		
Document Number:	C29506-1998-001	# of Pages:	1
File Date:	12/17/1998	Effective Date:	

(No notes for this action)

Action Type:	Annual List		
Document Number:	C29506-1998-009	# of Pages:	2
File Date:	2/9/1999	Effective Date:	

(No notes for this action)

Action Type:	Annual List		
Document Number:	C29506-1998-010	# of Pages:	1
File Date:	1/3/2000	Effective Date:	

(No notes for this action)

Action Type:	Registered Agent Change		
Document Number:	C29506-1998-003	# of Pages:	3
File Date:	12/7/2001	Effective Date:	

MICHAEL A. CANE SUITE 500-BOX 18

2300 WEST SAHARA AVENUE LAS VEGAS NV 89102 APN

Action Type:	Amendment		
Document Number:	C29506-1998-004	# of Pages:	1
File Date:	5/17/2002	Effective Date:	

CAPITAL STOCK WAS 25,000,000 @ .001 = $25,000 DEG

CERTIFICATE OF AMENDMENT FILED AMENDING ARTICLES 1 & 3. (FILING FEE $150)

(1) PG. DEG

EXPLORE TECHNOLOGIES, INC. DEGB 2t% 00001

Action Type:	Registered Agent Resignation		
Document Number:	C29506-1998-005	# of Pages:	1
File Date:	11/7/2002	Effective Date:	

JOAN WRIGHT

402 N DIVISION ST CARSON CITY NV 89702 RAS

Action Type:	Registered Agent Change		
Document Number:	C29506-1998-006	# of Pages:	2
File Date:	12/18/2002	Effective Date:	

JOAN WRIGHT

402 N DIVISION ST CARSON CITY NV 89702 RAS			
Action Type:	Amendment		
Document Number:	C29506-1998-007	# of Pages:	1
File Date:	3/18/2003	Effective Date:	
(1)PG CHM			
PAN ASIA COMMUNICATIONS CORP. CHMBOB0 @ 00002			
Action Type:	Annual List		
Document Number:	C29506-1998-002	# of Pages:	1
File Date:	3/9/2004	Effective Date:	
List of Officers for 2003 to 2004			
Action Type:	Amendment		
Document Number:	C29506-1998-008	# of Pages:	1
File Date:	1/6/2005	Effective Date:	
CERTIFICATE OF AMENDMENT FILED AMENDING ARTICLE 1, NAME.			
(1)PG. JEP			
from HUBEI PHARMACEUTICAL GROUP, LTD. JEPB d U 00003			
Action Type:	Annual List		
Document Number:	20050068518-95	# of Pages:	1
File Date:	2/28/2005	Effective Date:	
(No notes for this action)			
Action Type:	Annual List		
Document Number:	20060093412-77	# of Pages:	1
File Date:	2/15/2006	Effective Date:	
(No notes for this action)			
Action Type:	Annual List		
Document Number:	20070169917-02	# of Pages:	2
File Date:	3/9/2007	Effective Date:	
(No notes for this action)			
Action Type:	Amendment		
Document Number:	20070200322-98	# of Pages:	1
File Date:	3/22/2007	Effective Date:	
(No notes for this action)			
Action Type:	Amendment		
Document Number:	20070251854-94	# of Pages:	1
File Date:	4/10/2007	Effective Date:	
Previous Stock Value: Par Value Shares: 100,000,000 Value: $ 0.001 No Par Value Shares: 0 -- Total Authorized Capital: $ 100,000.00 New Stock Value: Par Value Shares: 500,000,000 Value: $ 0.0001 No Par Value Shares: 0 -- Total Authorized Capital: $ 50,000.00			
Action Type:	Registered Agent Resignation		
Document Number:	20080418404-11	# of Pages:	5
File Date:	6/19/2008	Effective Date:	
(No notes for this action)			

Action Type:	Designation		
Document Number:	20180028994-83	# of Pages:	5
File Date:	1/19/2018	Effective Date:	
CONVERTIBLE PREFERRED SERIES A STOCK			
Action Type:	Amendment		
Document Number:	20180028995-94	# of Pages:	1
File Date:	1/19/2018	Effective Date:	
(No notes for this action)			
Action Type:	Revival		
Document Number:	20180028997-16	# of Pages:	3
File Date:	1/19/2018	Effective Date:	
(No notes for this action)			
Action Type:	Annual List		
Document Number:	20180029003-25	# of Pages:	1
File Date:	1/19/2018	Effective Date:	
(No notes for this action)			
Action Type:	Acceptance of Registered Agent		
Document Number:	20180029004-36	# of Pages:	1
File Date:	1/19/2018	Effective Date:	
(No notes for this action)			

EXHIBIT 2

GOLDEN TECH GROUP, LTD.
P.O. Box 26496
Scottsdale, AZ 85255

January 21, 2018

Re: **Golden Tech Group, Ltd.**

Dear Shareholders,

As you may already know, Golden Tech Group, Ltd. (a Nevada Corporation, ticker symbol GTGR.PK) has fallen into a state of disrepair.

Enclosed you will find a notice of meeting and a proxy card.

YOUR VOTE IS REQUIRED SO THAT THE COMPANY MAY REORGANIZE AND BECOME A PRODUCTIVE, VIABLE BUSINESS. PLEASE COMPELTE THE PROXY CARD AND RETURN VIA MAIL OR EMAIL.

Currently:

- The Company is not an operating business and has been abandoned by its former officers;
- The Company was administratively revoked by the state of Nevada for failure to pay annual fees.
- The Company has not responded to inquiries for current information by the Pink Sheets quotation system.
- The Company failed to hold a shareholder meeting for several years.
- The Company has failed to update its shareholders on all matters.

We respectfully ask that you vote in this annual meeting for the good of the company and your fellow shareholders. Your affirmative vote will appoint Robert Chin as President and Director. As President and Director, Mr. Chin possesses the resources to improve and maintain the Company and to introduce a possible merger candidate. Additionally, Mr. Chin is willing to invest the necessary time and effort to repair the company.

Enclosed is the notice of meeting and proxy card. We request that you vote so that the company may reorganize and hopefully become a productive, viable business.

PLEASE RETURN YOUR VOTE TODAY SO THAT YOUR VOICE IS HEARD

Sincerely,

/s/ Rhonda Keaveney
Small Cap Compliance, LLC- Custodian for
Golden Tech Group, Ltd.

GOLDEN TECH GROUP, LTD.
NOTICE OF MEETING OF SHAREHOLDERS
PURSUANT to §78.310 Nevada Revised Statutes

To the Shareholders of Golden Tech Group, Ltd. a Nevada corporation:

NOTICE IS HEREBY GIVEN that a meeting of shareholders of Golden Tech Group, Ltd., a Nevada corporation (the "Company"), pursuant to §78.310 Nevada Revised Statutes, will be held on Monday February 12, 2018 at 10:30 a.m., MST, at 6424 E. Greenway, Scottsdale, AZ 85254 for the following purposes:

1. Ratify election of the board of directors:

- Robert Chin as President and Director

President and Directors shall be elected by a majority vote of the quorum. At the meeting, holders of stock entitled to vote for the election of directors shall be entitled to nominate candidates for election as director.

2. Such other matters as may properly come before the meeting

The Interim Board of Directors has fixed the close of business on February 2, 2018 as the record date for determining the shareholders entitled to notice of, and to vote at, the meeting or any adjournment thereof. Holders of records of Common Stock and Preferred Stock of the Company at the close of business on the record date will be entitled to notice of, and to vote at, the meeting and any adjournment thereof.

All shareholders are cordially invited to attend the Meeting of Shareholders on February 12, 2018 in person.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD, WHICH YOU MAY REVOKE AT ANY TIME PRIOR TO ITS USE.

Your proxy card must be signed. You may scan and email, or mail your proxy. Your shares will be voted at the meeting in accordance with your proxy. If you attend the meeting, you may revoke your proxy and vote in person.

Sincerely

/s/ Rhonda Keaveney
Small Cap Compliance, LLC-Custodian for
Golden Tech Group, Ltd.

GOLDEN TECH GROUP, LTD., A NEVADA CORPORATION

PROXY CARD FOR MEETING OF SHAREHOLDERS
TO BE HELD FEBRUARY 12, 2018

The undersigned shareholder of record of Golden Tech Group, Ltd., a Nevada corporation (the "Company"), hereby appoints ________________________ or ____________________, each with full power of substitution, as proxy to cast all votes which the undersigned shareholder is entitled to cast at the Meeting of Shareholders to be held on Monday, February 12, 2018 at 10:30 a.m. MST, at 6424 E. Greenway Parkway, Scottsdale, AZ 85255, or any adjournments or postponements thereof upon the matters listed herein and in their discretion upon such other matters as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. UNLESS DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED AS FOLLOWS:

In regards to the matters described below including the proposed election of new directors, to nominate each of the following persons as a candidate for election as director of the Company:

Robert Chin, President and Director

FOR	AGAINST	ABSTAIN
____	________	________

Each person(s) named herein as my appointed proxy is hereby granted full and complete authority and discretion to act on my behalf and to vote my shares with respect to matters listed above.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE PROXY STATEMENT AND HEREBY REVOKES ANY PROXY OR PROXIES PREVIOUSLY GIVEN.

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD TODAY BY ONE OF THE FOLLOWING METHODS:

- **EMAIL – Sign and date this Proxy Card, scan and email: Rhonda@smallcapcompliance.com**
- **MAIL – Sign and date this Proxy Card and mail: P.O. Box 26496, Scottsdale, AZ 85255**

______________________________ ____________

Signature Date

____

Print Name

Please sign and print your name above. If shares are registered in more than one name, all such persons should sign. A Corporation should sign in its full Corporate name by a duly authorized officer, state his/her title. Trustee(s), guardian(s), executor(s) and administrator(s) should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by authorized person(s). If you receive more than one Proxy Card, please sign and return all such cards.

EXHIBIT 3

GOLDEN TECH GROUP, LTD.
SHAREHOLDER MEETING MINUTES
FEBRUARY 12, 2018

Pursuant to §78.347 Nevada Revised Statutes, the Custodian of Golden Tech Group, Ltd., a Nevada corporation (the "Company") convened a meeting of the shareholders on February 12, 2018 at 10:30 a.m., at Scottsdale Executive Plaza Suites, 6424 N. Greenway Parkway, Scottsdale, AZ, 85254.

Custodian

Small Cap Compliance, LLC, Custodian of the Corporation, acted as Chair and presided over the meeting.

Notice

The meeting was held pursuant to written notice, given to all Shareholders and Directors of the Corporation. A copy of the notice was directed to be inserted in the minute book immediately preceding the minutes of this meeting.

Attendance and Quorum

The Custodian reported that the following persons were present:

Rhonda Keaveney for Small Cap Compliance, LLC, Custodian

The Company has 500,000,000 authorized shares of stock. The Custodian reported that 1,625,888 outstanding common shares are entitled to vote on the record date for the meeting.

There are 5,000,000 authorized Preferred Class A Series shares of stock. The Custodian reported that 120,000 outstanding Preferred Class A shares are entitled to vote on the record date for the meeting.

Of the total issued and outstanding shares, 1,250 common shares and 120,000 Preferred Class A Series shares (convertible into 120,000,000 shares) were represented via proxy. The total shares voted represent a quorum.

The Custodian and Custodian Assistant were present and the Chair called the meeting to order.

Nomination and Election of Directors and Officers

1. <u>**Election of Directors**</u>: The Shareholders **ELECTED** the following individuals to the Board of Directors:

Robert Chin, President and Director

2. **Election of Officers**: The Directors **ELECTED** the following individuals as Officers of the Corporation:

Robert Chin

Other Actions or Proposals

It is **RESOLVED** that

The Company will proceed with reorganization to include, but not limited to, name and symbol change, reverse stock split, reverse merger, appointing additional officers and directors as necessary, and increasing the total authorized shares.

Adjournment

There being no further business to come before the meeting, the Chair ordered the meeting adjourned.

Dated: February 12, 2018

Rhonda Keaveney
Small Cap Compliance, LLC
Custodian

GOLDEN TECH GROUP, LTD.

Unanimous Written Consent
Of Board of Directors
In Lieu of Special Meeting

The undersigned, being the Interim Director of Golden Tech Group, Inc. a Nevada Corporation (the "Corporation"), hereby waives the calling or holding of a meeting of the board of directors of the Corporation (the "Board"), consents in writing as of this18th day of January 2018 to the following actions and directs that this unanimous written consent be filed by the Corporation's Secretary with the minutes of proceedings of the Board.

IT IS HEREBY RESOLVED, the Corporation shall hold a shareholder meeting on Monday, February 12, 2018 at 10:30 AM (MST) at 6424 E. Greenway Parkway, Scottsdale, AZ, 85254. The record date for the above shareholder meeting shall be on February 2, 2018. The shareholder meeting shall confirm current activities performed by the Corporation's Interim Director, to elect a Board of Directors of the Corporation, and to consider such other matters as may come properly before the meeting.

FURTHER RESOLVED that the Interim Directors of the Corporation be and hereby is authorized, empowered and directed to take any and all actions and to execute, deliver and file any and all agreements, instruments and documents as the Interim Director so acting shall determine to be necessary or appropriate to consummate the transactions contemplated by the foregoing resolution. The taking of such action to be conclusive evidence that the same was deemed to be necessary or appropriate and was authorized hereby.

IN WITNESS WHEREOF, the undersigned being all of the directors of Golden Tech Group, Ltd. have executed this Consent as of the day and year first written above.

/s/ Robert Chin
Robert Chin – President and Director

EXHIBIT 4

ORDR
PETER L. CHASEY, ESQ.
Nevada Bar No. 007650
CHASEY LAW OFFICES
3295 N. Fort Apache Road, Suite 110
Las Vegas, Nevada 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
email: peter@chaseylaw.com
Attorney for Petitioner
SMALL CAP COMPLIANCE, LLC

EIGHTH JUDICIAL DISTRICT COURT

CLARK COUNTY, NEVADA

In the Matter of GOLDEN TECH GROUP, LTD., a Nevada Corporation,	CASE NO.:	A-17-760862-C
	DEPT NO.:	XXVI

ORDER DISCHARGING CUSTODIAN

Custodian SMALL CAP COMPLIANCE, LLC's Motion to Discharge Custodian came on for hearing before the above Court and, having considered the motion, and good cause appearing, this Court orders and decrees as follows:

IT IS HEREBY ORDERED that the actions taken by Custodian SMALL CAP COMPLIANCE, LLC on behalf of GOLDEN TECH GROUP, LTD. are hereby approved,

IT IS FURTHER ORDERED that the SMALL CAP COMPLIANCE, LLC's Custodianship of the Nevada Corporation known as GOLDEN TECH GROUP, LTD. is hereby terminated,

///

///

///

IT IS FURTHER ORDERED that Custodian SMALL CAP COMPLIANCE, LLC is hereby discharged as Custodian of the Nevada Corporation known as GOLDEN TECH GROUP, LTD.

IT IS SO ORDERED.

Dated this _____ day of _______________, 2018.

____
DISTRICT COURT JUDGE

Respectfully Submitted by:

CHASEY LAW OFFICES

____

Peter L. Chasey, Esq.
Nevada Bar No. 007650
3295 N. Fort Apache Rd., Ste. 110
Las Vegas, NV 89129
(702) 233-0393
Attorney for Petitioner
SMALL CAP COMPLIANCE, LLC